Exhibit (n)

BLACKROCK LIQUIDITY FUNDS

(the “Trust”)

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3

FOR OPERATION OF A MULTI-CLASS SYSTEM

I. INTRODUCTION

Rule 18f-3 requires an investment company to file with the Commission a written plan specifying all of the differences among classes, including the various services offered to shareholders, different distribution arrangements for each class, methods for allocating expenses relating to those differences and any conversion features or exchange privileges. This Amended and Restated Plan (the “Plan”) shall become effective when filed with the Securities and Exchange Commission.

II. ATTRIBUTES OF CLASSES

A. Generally.

Pursuant to this Plan, each Series of the Trust will offer up to eleven classes of shares—Institutional Shares, Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares, Select Shares, Cash Plus Shares, Premier Shares, Premier Choice Shares and Private Client Shares—as indicated in Appendix A attached hereto. In general, shares of each class will be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, Institutional Shares, Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares, Select Shares, Cash Plus Shares, Premier Shares, Premier Choice Shares and Private Client Shares will represent interests in the same portfolio of investments of a particular Series, and will be identical in all respects, except for: (a) the impact of (i) expenses assessed pursuant, as applicable, to the Dollar Shareholder Services Plan; Plus Shares Distribution Plan; Amended Administration Shareholder Services Plan; Amended Cash Reserve Shareholders Services Plan; Amended Cash Management Shareholder Services Plan; Select Shares Amended Distribution Plan and Select Shares Amended Shareholder Services Plan; Cash Plus Distribution Plan and Cash Plus Shareholder Services Plan; Amended Premier Shareholder Services Plan and Premier Amended Distribution Plan; Amended Premier Choice Shareholder Services Plan and Premier Choice Amended Distribution Plan; and Amended Private Client Shareholder Services Plan and Private Client Amended Distribution Plan and the related Agreements entered into pursuant to such Plans (collectively “Plans and Related Agreements”) and (ii) any other incremental expenses identified that should be properly allocated to one class, approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust; and (b) the fact that (i) a class will vote separately on matters which pertain to the Plans and Agreements and (ii) each class will vote separately on any matter submitted to shareholders relating to class expenses; (c) the designation of each class of shares of a Series; and (d) the different shareholder services relating to a class of shares, and (e) the dividends that may be paid to the holders of shares of each class.

B. Distribution Arrangements, Expenses and Sales Charges.

1. Institutional Shares.

Institutional Shares will be available for purchase by institutional investors and will be offered without a sales charge. Institutional Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

2. Dollar Shares.

Dollar Shares will be available for purchase by institutional investors and will be offered without a sales charge. Dollar Shares will be subject to a fee payable pursuant to a Dollar Shareholder Plan and related

Shareholders Service Agreements which will not exceed 0.25% (on an annual basis) of the average daily net asset value of a particular Series’ Dollar Shares held by a service organization for the benefit of its customers. Services provided by a service organization under the Shareholder Service Agreement may include (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (iv) providing customers with a service that invests the assets of their accounts in Dollar Shares; (v) processing dividend payments from the particular portfolio on behalf of customers; (vi) providing information periodically to customers showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to customer inquiries relating to the services performed by the Service Organization; (ix) providing sub-accounting with respect to Dollar Shares beneficially owned by customers or the information necessary for sub-accounting; (x) forwarding shareholder communications from the particular portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (xi) other similar services if requested by the particular portfolio.

3. Plus Shares.

Plus Shares will be available for purchase by institutional investors and will be offered without a sales charge. Plus Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed 0.25% (on an annual basis) of the average daily net asset value of TempFund’s, T-Fund’s and MuniFund’s Plus Shares and will not exceed 0.40% of the California Money Fund’s and New York Money Fund’s Plus Shares held by the particular service organization for the benefit of its customers. Sales and support services provided by a service organization under a Distribution Plan and related Agreement may include: (a) reasonable assistance in connection with the distribution of Plus Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers; and (b) the following support services to Customers who may from time to time acquire and beneficially own Plus Shares: (i) establishing and maintaining accounts and records relating to Customers that invest in Plus Shares; (ii) processing dividend and distribution payments from a particular Series on behalf of Customers; (iii) providing information periodically to Customers showing their positions in Plus Shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization; (vi) responding to routine inquiries from Customers concerning their investments in Plus Shares; (vii) providing subaccounting with respect to Plus Shares beneficially owned by Customers or the information to the Trust necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) assisting in processing purchase, exchange and redemption requests from Customers and in placing such orders with service contractors; (x) assisting Customers in changing dividend options, account designations and addresses; (xi) providing Customers with a service that invests the assets of their accounts in Plus Shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules and regulations.

4. Administration Shares.

Administration Shares will be available for purchase by institutional investors and will be offered without a sales charge. Administration Shares will be subject to a fee payable pursuant to the Administration Shareholder Service Plan and related Agreement which will not exceed 0.10% (on an annual basis) of the average daily net asset value of a Series’ Administration Shares held by the particular service organization for the benefit of its customers. Services provided by a service organization under the Administration Shareholder Service Plan and related Agreement may include (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

5. Cash Reserve Shares.

Cash Reserve Shares will be available to institutional investors and will be offered without a sales charge. Cash Reserve Shares will be subject to a fee payable pursuant to a Cash Reserve Shareholder Service Plan and related Agreement which will not exceed .40% (on an annual basis) of the average daily net asset value of a particular Series’ Cash Reserve Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments, (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing support services (which are not “service” within the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular Series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Cash Reserve Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services to the extent permitted under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by a service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

6. Cash Management Shares.

Cash Management Shares will be available for purchase by institutional investors and will be offered without a sales charge. Cash Management Shares will be subject to a fee payable pursuant to a Cash Management Shareholder Service Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Cash Management Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments, and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Cash Management Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep marketing services which may include: (i) marketing and activities, including direct mail promotions that promote the Sweep Service; (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing; (iii) distribution of literature promoting Sweep Services; and (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the Sweep Services.

7. Select Shares.

Select Shares will be available for purchase by institutional investors and will be offered without a sales charge. Select Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed .35% of Select Shares of TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Select Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers.

Select Shares will also be subject to a fee payable pursuant to a Select Shares Shareholder Service Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Select Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Select Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

8. Cash Plus Shares.

Cash Plus Shares will be available for purchase by institutional investors and will be offered without a sales charge. Cash Plus Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed .35% of Cash Plus Shares of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Cash Plus Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers.

Cash Plus Shares will also be subject to a fee payable pursuant to a Cash Plus Shareholder Service Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Cash Plus Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another ..25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Cash Plus Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series

(such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

9. Premier Shares.

Premier Shares will be available for purchase by institutional investors and will be offered without a sales charge. Premier Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed .10% of Premier Shares held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Premier Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers.

Premier Shares will also be subject to a fee payable pursuant to a Premier Shareholder Service Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Premier Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Premier Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

10. Premier Choice Shares.

Premier Choice Shares will be available for purchase by institutional investors and will be offered without a sales charge. Premier Choice Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed .10% of Premier Choice Shares held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Premier Choice Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers.

Premier Choice Shares will also be subject to a fee payable pursuant to a Premier Choice Shareholder Service Plan and related Agreement which will not exceed .40% (on an annual basis) of the average daily net asset value of a particular Series’ Premier Choice Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments, (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing support services (which are not “service” within the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular Series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Premier Choice Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services to the extent permitted under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by a service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

11. Private Client Shares.

Private Client Shares will be available for purchase by institutional investors and will be offered without a sales charge. Private Client Shares will be subject to a distribution fee payable pursuant to a Distribution Plan and related Agreement which will not exceed .35% of Private Client Shares held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Private Client Shares to Shareholders as requested from time to time by the Distributor, which assistance may include forwarding sales literature and advertising provided by the Distributor for Customers.

Private Client Shares will also be subject to a fee payable pursuant to a Private Client Shareholder Service Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Private Client Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing administrative services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Private Client Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

C. Methods for Allocating Expenses Among Classes.

Class expenses are allocated to the specific class of shares of the particular portfolio. All other expenses are allocated in accordance with Rule 18f-3(c).

Amended and restated:                     February 21, 2008

Appendix A

Series and Classes

Series A (TempFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series B (TempCash)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class I Cash Plus Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series C (FedFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class I Cash Plus Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series D (T-Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series and Classes

Series E (Federal Trust Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series F (Treasury Trust Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series G (MuniFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series H (MuniCash)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class I Cash Plus Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series I (California Money Fund)

Class A Institutional Shares

Class B Dollar Shares

Series and Classes

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Select Shares

Class I Cash Plus Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

Series J (New York Money Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Select Shares

Class I Cash Plus Shares

Class J Private Client Shares

Class K Premier Shares

Class L Premier Choice Shares

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